                                                                   Exhibit 10.34

                     ASSIGNMENT AND ASSUMPTION OF LEASE AND
                 ACKNOWLEDGEMENT OF MASTER LEASE ASSIGNMENT AND
             SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT

      THIS ASSIGNMENT AND ASSUMPTION OF LEASE AND ACKNOWLEDGEMENT OF MASTER LEASE ASSIGNMENT AND SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT ("Assignment") is made and effective as of the Effective Date defined in Section 1 below, by and among DOE FAMILY II LLC, a Massachusetts limited liability company having offices at 160 Olympia Avenue, Woburn, Massachusetts 01801 ("Assignor"), 99 WEST, INC., a Massachusetts corporation having offices at 160 Olympia Avenue, Woburn, Massachusetts 01801 ("Assignee"), DOUBLE 9 PROPERTY I LLC, a Delaware limited liability company, having an address c/o U.S. Realty Advisers, LLC, 1370 Avenue of the Americas, New York, New York 10019 ("Lessor"), 99 REMAINDER I LLC, a Delaware limited liability company having an address at c/o U.S. Realty Advisers, LLC, 1370 Avenue of the Americas, New York, New York 10019 ("Remainderman") and GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation having offices at 17207 North Perimeter Drive, Scottsdale, Arizona 85255 ("Lender").

                              W I T N E S S E T H :

      WHEREAS, pursuant to that certain Master Lease dated December 4, 2001 between Lessor, as lessor, and Assignor, as lessee (the "Lease"), Assignor leased those certain premises identified on Exhibit A hereto (the "Premises") from Lessor for a term commencing on December 4, 2001 and expiring on January 31, 2022, with options for Assignor to renew the Lease for five (5) additional successive periods of five (5) years each under the terms of the Lease; and

      WHEREAS, Assignor has entered into a certain Acknowledgment of Master Lease Assignment and Subordination, Nondisturbance and Attornment Agreement made to be effective December 4, 2001 by and among Assignor, Lessor, Remainderman and Lender relating to the Lease (the "Acknowledgment"); and

      WHEREAS, Assignor desires to assign to Assignee (i) all of Assignor's right, title and interest under the Lease and the Acknowledgement and (ii) all of Assignor's obligations and liabilities under the Lease and Acknowledgement whether arising and/or accruing prior to, on, or after the Effective Date; and

                                                                        (Pool 1)

      WHEREAS, Assignee desires to (i) accept such assignment; (ii) assume and agree to pay, perform and discharge all obligations, liabilities and indebtedness of the lessee under the Lease and/or Acknowledgment (the "Lessee") arising and/or accruing prior to, on, and after the Effective Date; and (iii) perform, observe and comply with all covenants and conditions required to be performed or complied with by the Lessee under the Lease and/or Acknowledgement whether arising and/or accruing prior to, on, or after the Effective Date; and

      WHEREAS, the parties agree that all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Lease.

      NOW, THEREFORE, for good consideration, the receipt and sufficiency of which is hereby acknowledged, in consideration of the mutual covenants contained herein, and intending to be legally bound hereby, Assignor, Assignee, Lessor, Remainderman and Lender hereby agree as follows, notwithstanding anything to the contrary contained in the Lease or the Acknowledgement:

      1. EFFECTIVE DATE. The Effective Date of this Assignment shall be the Consent Date as set forth in that certain Consent Agreement dated January 27, 2003 by and among Lender, Lessor, Double 9 Property II LLC, Double 9 Property III LLC, Double 9 Property IV LLC, Remainderman, 99 Remainder II LLC, 99 Remainder III LLC, Remainder IV LLC, Assignor, Assignee, 99 Boston, Inc. and O'Charley's Inc.

      2. ASSIGNMENT. As of the Effective Date, Assignor hereby assigns, sells, delegates, transfers and sets over to and for the exclusive benefit of Assignee all of the right, title and interest of Assignor in and to the Acknowledgement, the Lease, the Premises and all leasehold improvements that are currently located in the Premises (the "Leasehold Improvements"), TO HAVE AND TO HOLD the Acknowledgment, the Lease, the Premises, the Leasehold Improvements and all of such right, title and interest of Assignor thereunder unto Assignee, to and for Assignee's use during the term of the Lease.

      3. ASSUMPTION. As of the Effective Date, Assignee hereby (i) accepts the foregoing assignment; (ii) assumes and agrees to pay, perform and discharge and otherwise be and remain responsible for all obligations, liabilities and indebtedness of the Lessee required, directly or indirectly under the terms of the Lease and/or Acknowledgment, to be paid, performed or discharged by or on the part of the Lessee, whether such obligations, liabilities and indebtedness arise and/or accrue prior to, on or after the Effective Date; and (iii) agrees to perform, observe and comply with all covenants and conditions required to be performed or complied with by the Lessee under or by virtue of the Lease and/or the Acknowledgement, whether arising and/or accruing prior to, on or after the Effective Date.

      4. RELEASE.

            (a) As of the Effective Date, Assignor is hereby released from its duties and obligations under the Lease and/or the Acknowledgement which accrue or arise on or after the Effective Date, except to the extent such duties and obligations arise or occur subsequent to the Effective Date under Sections 16 and 19 of the Lease, as a result of actions or omissions first occurring prior to the Effective Date, and, provided, however, Assignor shall remain liable for all such duties and obligations which accrued or arose prior to the Effective Date.

            (b) As of the Effective Date, Assignor hereby releases and discharges Lessor and its employees, officers, directors (both past and present), shareholders, partners, agents, affiliates, heirs, successors, assigns and personal representatives from all claims and demands whatsoever, whether known or unknown, which Assignor may have or hereafter have or claim to have against Lessor in connection with the Lease by reason of any act arising or occurring on or after the Effective Date. Assignor hereby agrees and covenants not to sue Lessor for any act or matter arising and occurring on or after the Effective Date in connection with the Lease.

      5. ADJUSTMENTS. Any applicable prorated costs, including but not limited to rent, utilities, real estate taxes, and common area expenses, shall be adjusted as between Assignor and Assignee on the Effective Date.

      6. NO AMENDMENT OF LEASE OR ACKNOWLEDGMENT. Except as expressly set forth herein, nothing contained in this Assignment shall be construed to modify or amend the Lease or the Acknowledgment in any manner or to be deemed a waiver of any terms or conditions of the Lease or the Acknowledgement, including, without limitation, Lessor's right to approve any subsequent assignment or subletting of the Lease or the Premises. Notwithstanding the provisions of this Section 6, Lessor, Lender and Remainderman consent to this Assignment to Assignee to be effective on the Effective Date.

      7. NOTICE. Any notice required to permitted under this Assignment or the Lease or the Acknowledgement shall be deemed sufficiently given or served if sent by United States first class mail, addressed as follows:

      If to Assignor:

            Charles F. Doe, Jr., Manager
            Doe Family II LLC
            160 Olympia Avenue
            Woburn, MA 01801

      With a simultaneous copy to:

            Joseph R. Tarby III, Esquire
            Murtha Cullina LLP
            600 Unicorn Park Drive
            Woburn, MA 01801

      If to Assignee:

            99 West, Inc.
            160 Olympia Avenue
            Woburn, MA 01801
            Attention:  Gregory L. Burns

      With a simultaneous copy to:

            J. Page Davidson, Esquire
            Bass, Berry & Sims PLC
            315 Deadrick Street, Suite 2700
            Nashville, TN 37238

      If to Lessor:        including copies to the appropriate parties as
                           provided in the Lease.

      If to Lender:        including copies to the appropriate parties as
                           provided in the Acknowledgment.

      If to Remainderman:  including copies to the appropriate parties as provided in the Acknowledgment.

      8. GOVERNING LAW. This Assignment shall be governed by and construed in accordance with the laws of the States in which the Premises are located without giving effect to their choice of law rules.

      9. COUNTERPARTS. This Assignment may be executed in one or more counterparts, each of which shall be deemed an original.

      IN WITNESS WHEREOF, Assignor, Assignee and Landlord have caused this instrument to be executed on the day and year first above written.

                                              ASSIGNOR:

                                              DOE FAMILY II LLC, a Massachusetts
                                              limited liability company


      /s/ Dana G. Doe                         By:     /s/ Charles F. Doe, Jr.
-------------------------------                    -----------------------------
Name:                                              Name:  Charles F. Doe, Jr.
                                                   Title: A Manager

     /s/ William A. Doe III
-------------------------------
Name:

                                              ASSIGNEE:

                                              99 WEST, INC.,
                                              a Massachusetts corporation

      /s/ Dana G. Doe                         By:     /s/ Charles F. Doe, Jr.
-------------------------------                    -----------------------------
Name:                                              Name:  Charles F. Doe, Jr.
                                                   Title: President

     /s/ William A. Doe III
-------------------------------
Name:


                                              LESSOR:

                                              DOUBLE 9 PROPERTY I LLC, a
                                              Delaware limited liability company

                                              By:  Double 9 Equity I LLC, a
                                                   Delaware limited liability
                                                   company, its Managing Member


      /s/ Antonia M. Little                   By:     /s/ Laurie A. Hawkes
-------------------------------                    -----------------------------
Name:  Antonia M. Little                           Name:  Laurie A. Hawkes
                                                   Title: Vice President

      /s/ Oksana Kobylecky
-------------------------------
Name:  Oksana Kobylecky

                                              LENDER:

                                              GE CAPITAL FRANCHISE FINANCE
                                              CORPORATION, a Delaware
                                              corporation

      /s/ Brea Q. Kniss                       By:     /s/ John M. Pons
-------------------------------                    -----------------------------
Name:  Brea Q. Kniss                               Name:  John M. Pons
                                                   Title: Associate General
                                                          Counsel

      /s/ Kevin T. Lytle
-------------------------------
Name:  Kevin T. Lytle

                                            REMAINDERMAN:

                                            99 REMAINDER I LLC, a Delaware
                                            limited liability company

                                            By:  99 Remeq I LLC, a Delaware
                                                 limited liability company,
                                                 its Member Manager

      /s/ Oksana Kobylecky                  By:     /s/ David M. Ledy
-------------------------------                  -------------------------------
Name:  Oksana Kobylecky                          Name:  David M. Ledy
                                                 Title: Vice President

      /s/ Antonia M. Little
-------------------------------
Name:  Antonia M. Little



COMMONWEALTH OF MASSACHUSETTS               )
                                            ) SS.             January 23, 2003
COUNTY OF SUFFOLK                           )

      Personally appeared the above-named Charles F. Doe, Jr., a Manager of Doe Family II LLC, a Massachusetts limited liability company, and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of that limited liability company, before me.

                                                    /s/ Wendy E. Capaccio
                                                 -------------------------------
(Notarial Seal)                                  Notary Public Wendy E. Capaccio
                                                 My commission expires: 11/4/5



COMMONWEALTH OF MASSACHUSETTS               )
                                            ) SS.             January 23, 2003
COUNTY OF SUFFOLK                           )

      Personally appeared the above-named Charles F. Doe, Jr., the President of 99 West, Inc., a Massachusetts corporation, and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of that corporation, before me.

                                                    /s/ Wendy E. Capaccio
                                                 -------------------------------
(Notarial Seal)                                  Notary Public Wendy E. Capaccio
                                                 My commission expires: 11/4/5

STATE OF NEW YORK                             )
                                              ) SS.
COUNTY OF NEW YORK                            )

      The foregoing instrument was acknowledged before me on January 21, 2003 by Laurie A. Hawkes, the Vice President of Double 9 Equity I LLC, a Delaware limited liability company, member manager of Double 9 Property I LLC, a Delaware limited liability company, on behalf of said limited liability company.

                                                      /s/ David Rodriguez
                                                   -----------------------------
(Notarial Seal)                                    Notary Public
My commission expires:


-------------------------------



STATE OF NEW YORK                             )
                                              ) SS.
COUNTY OF NEW YORK                            )

      The foregoing instrument was acknowledged before me on January 21, 2003 by David M. Ledy, the Vice President of 99 Remeq I LLC, a Delaware limited liability company, member manager of 99 Remainder I LLC, a Delaware limited liability company, on behalf of said limited liability company.

                                                      /s/ David Rodriguez
                                                   -----------------------------
(Notarial Seal)                                    Notary Public
My commission expires:


-------------------------------

STATE OF ARIZONA                              )
                                              ) SS.
COUNTY OF MARICOPA                            )

      The foregoing instrument was acknowledged before me on January 21, 2003 by John M. Pons, the Associate General Counsel of GE Capital Franchise Finance Corporation, a Delaware corporation, on behalf of said corporation.

                                                      /s/ Lois D. Keel
                                                   -----------------------------
(Notarial Seal)                                    Notary Public
My commission expires:

         March 12, 2003
-------------------------------

                                    EXHIBIT A

                    LOCATION OF PROPERTIES LEASED PURSUANT TO
                       MASTER LEASE DATED DECEMBER 4, 2001
                                 BY AND BETWEEN
                  DOUBLE 9 PROPERTY I LLC AND DOE FAMILY II LLC

Property ID     Unit No.     City, State
-----------     --------     -----------
8001-3331       3001         Lynnfield, MA (described in Exhibit A-1)
8001-3336       3014         West Concord, MA (described in Exhibit A-2)
8001-3338       3018         Haverhill, MA (described in Exhibit A-3)
8001-3351       2047         Weymouth, MA (described in Exhibit A-4)
8001-3354       2051         Taunton, MA (described in Exhibit A-5)
8001-3360       2049         Cranston, RI (described in Exhibit A-6)

                                                                        (Pool 1)

                                   EXHIBIT A-1

                                LEGAL DESCRIPTION

PARCEL 1 (registered Land)

      NORTHEASTERLY    by Salem Street one hundred fifty four (154) feet;

      SOUTHEASTERLY    and SOUTHERLY by land now or formerly of Caroline E.
                       Swain three hundred fifty eight and 97/100 (358.97) feet;

      WESTERLY by land now or formerly of Florence R. Melanson seventy seven and 10/100 (77.10) feet; and

      NORTHWESTERLY    by land now or formerly of Harry L. Richardson two
                       hundred sixty seven and 84/100 (267.84) feet.

All of said boundaries are determined by the Court to be located as shown upon plan numbered 15207-A, filed with original Certificate of Title #12919, in said Registry, the same being compiled from a plan drawn by Clifford Foss, Civil Engineer, dated August 8, 1931, and additional data on file in the Land Registration Office, all as modified and approved by the Court, and the above described land is shown as lot #2, sheet 2, on said first mentioned plan.

PARCEL 2 (unregistered)

A certain parcel of land located in said Lynnfield containing approximately 12,200 square feet., more or less, and bounded and described as follows:

      NORTHERLY        by Salem Road, so-called;

      WESTERLY         by land now or late of George L. Hawkes;

      SOUTHERLY and EASTERLY by land now or late of George A. Richardson

However otherwise bounded and described, meaning and intending to convey the same premises conveyed by Janet Lendall, Administratrix and Cora B. Bardsley by Deed dated October 9, 1961 and recorded with Essex South District Deeds Book 4831, Page 77.


FFCA No. 8001-3331                     1
Store No. 3001
317 Salem Street
Lynnfield, MA

There is expressly excluded from the above parcel a certain portion of said land which was taken by the Country Commissioners of Essex County and shown as parcel three of said taking which is duly recorded in said deeds Book 5136 Page 558, and shown on plan as parcel three, said plan recorded in said deeds Plan Book 101, Plan 35.

PARCEL 3 (unregistered)

A certain parcel of land with the buildings thereon situated in Lynnfield, Essex County, Massachusetts, shown on a plan of Land in Lynnfield, Mass., dated November 30, 1940, recorded with Essex South District Deeds, Plan Book 73, Plan 8, bounded and described as follows:

      NORTHEASTERLY    by Salem Street, as shown on said plan, 176.5 feet;

      SOUTHEASTERLY    by land of L. Evelyn Ramsdell, in two courses as shown on
                       said plan, 288.1 feet and 157.1 feet;

      SOUTHERLY        by land of Sarah E. Ramsdell, as shown on said plan,
                       235.6 feet;

      WESTERLY by land of Florence R. Melanson, as shown on said plan, 315 feet more or less;

      NORTHWESTERLY    148.3 feet and Northerly 73.6 feet by the parcel
                       hereinafter described;

      NORTHWESTERLY    again by the parcel hereinafter described 137 feet.

      This Parcel 3 contains 2.7 acres, more or less.


FFCA No. 8001-3331                     2
Store No. 3001
317 Salem Street
Lynnfield, MA

                                   EXHIBIT A-2

                                LEGAL DESCRIPTION

      A certain parcel of land in Concord, Middlesex County, Massachusetts, with the buildings thereon, being shown as Lot 3 on a plan entitled "Plan of Land in Concord, Surveyed for Waldo P. Lapham", dated June 10, 1947, by Horace F. Tuttle, recorded with Middlesex South District Registry of Deeds in Book 7365, Page End, also shown on a plan entitled "Land in Concord owned by Goldsmith Conant et al", dated June 3, 1952, by Horace F. Tuttle, C.E., recorded with said Deeds in Book 7927, Page 119, being bounded and described as follows:

      SOUTHEASTERLY    by Main Street, as shown on said plan, seventy-one and
                       20/100 (71.20) feet;

      SOUTHWESTERLY    by land of Conant Heirs, as shown an said plan,
                       sixty-three and 75/100 (63.75) feet;

      SOUTHERLY        by land of Conant Heirs, as shown on said plan, six and
                       9/100 (6.90) feet;

      WESTERLY by land of W.P. Lapham, as shown on said plan, sixty-four and 60/100 (64.60) feet;

      NORTHEASTERLY    by Commonwealth Avenue, as shown on said plan, sixty-nine
                       and 45/100 (69.45) feet; and

      EASTERLY by the intersection of Commonwealth Avenue and Main Street, as shown on said plan, fifty-seven and 10/100 (57.10) feet;


FFCA No. 8001-3336
Store No. 3014
13 Commonwealth Ave (aka 1238 Main Street)
West Concord, MA

                                   EXHIBIT A-3

                                LEGAL DESCRIPTION

the land in Haverhill, Massachusetts, being shown on a plan entitled "Plan of Land in Haverhill, Mass. for Shell Oil Co. Scale 1" = 10', Oct. 1970, survey by United Surveyors & Engrs." Bounded and described as follows:

      Beginning at a point on the Southwesterly sideline of River St., (Re-located) Rte. 110 & 113, said point being two hundred fifty (250.00) feet Southeasterly of the dividing line of land now or formerly owned by William A. Conte and seventy-five (75) feet opposite Sta. 37 + 38.78,

      Thence running S 41(degree) 56' 34" E two hundred fifty (250) feet along the Southwesterly sideline of River St. (Relocated):

      Thence turning and running S 50(degree) 09' 11" W one hundred sixty-five
      (165) feet by land now or formerly of William A Conte to a point;

      Thence turning and running N 41(degree) 56' 34" W two hundred fifty (250) feet by land now or formerly of William A. Conte to a point;

      Thence turning and running N 50(degree) 09' 11" E one hundred and sixty-five (165) feet by land now or formerly of William A. Conte to the point of beginning.


FFCA No. 8001-3338
Store No. 3018
786 River Street (Rt. 110)
Haverhill, MA

                                   EXHIBIT A-4

                                LEGAL DESCRIPTION

      The land, with the buildings and improvements thereon, situated on Main Street in Weymouth, Norfolk County, Massachusetts, and being shown as "91,104 S.F." on a plan of land entitled: "Plan of Land in Weymouth, MA for 1040 Main St. Realty Trust & Greentree Trust Scale: 1" = 40' Feb. 10, 1989" by Lamont R. Healy, Inc., Land Surveyors, which plan is recorded with the Norfolk County Registry of Deeds as Plan No. 675 of 1989, in Plan Book 383, and to which plan reference is made for a more particular description.


FFCA No. 8001-3351
Store No. 2047
1094 Main Street (Rt 18)
Weymouth, MA

                                   EXHIBIT A-5

                                LEGAL DESCRIPTION

Parcel one:

That parcel of land, with the buildings thereon, at 162 Dean Street, Taunton, Bristol County, Massachusetts, shown as Parcel "B" on "Plan of Land in Taunton, Massachusetts owned by Raymond A. & Marilyn Tedeschi", dated May 4, 1988, revised. March 27, 1989, recorded with the Bristol County Northern District Registry of Deeds at Plan Book 288 Page 075, further bounded and described as follows:

SOUTHERLY,             by Dean Street, one hundred twelve and 75/100 (112.75)
                       feet;

SOUTHWESTERLY,         by Parcel "A" on plan aforesaid, three hundred
                       eighty-seven and 14/100 (387.14) feet;

NORTHWESTERLY,         by land now or formerly of Parkman Land and Development
                       Corp. and by land now or formerly of Beverly Enterprises
                       Mass., Inc., ninety-seven and 72/100 (92.72) feet; and

NORTHEASTERLY,         by land now or formerly of Paul E. Davidzuk and land now
                       or formerly of Louis & Marion Personeni by two courses, tow hundred thirty-seven and 24/100 (237.24) feet and one hundred forty, and 74/100 (140.74) feet.

Parcel Two:

That parcel of land, with the buildings thereon, at 158 Dean Street, Taunton, Bristol County, Massachusetts, shown as Parcel "A" on a plan of land entitled "Plan of Land in Taunton, Massachusetts, owned by Raymond A. & Marilyn Tedeschi", dated May 4, 1988, revised March 27, 1989 by Hayward-Boynton and Williams, Inc. which plan is recorded with the Bristol County Northern District Registry of Deeds at Plan Book 288 Page 075 and further bounded and described as follows:

SOUTHERLY,             by dean Street, one hundred twelve and 76/100 (112.76)
                       feet;

SOUTHWESTERLY,         by land now or formerly of Parkman Land and Development
                       Corp. ("Parkman"), one hundred twelve and 27/100 (112.27) feet;

NORTHWESTERLY,         by land now or formerly of Parkman, five and 50/100
                       (5.50) feet;


FFCA No. 8001-3354
Store No. 2051
158 Dean Street (Rt 44 & 1040
Taunton, MA

SOUTHWESTERLY,         by land now or formerly of Parkman, two hundred
                       fifty-three and 61/100 (253.61) feet;

NORTHWESTERLY,         by land now or formerly of Parkman, ninety-five and
                       20/100 (95.20) feet; and

NORTHEASTERLY,         by Parcel "B1" on Plan aforesaid, three hundred
                       eighty-seven and 14/100 (387.14) feet.


FFCA No. 8001-3354
Store No. 2051
158 Dean Street (Rt 44 & 1040
Taunton, MA

                                   EXHIBIT A-6

                                LEGAL DESCRIPTION

Case No.    65549


                                    PARCEL 1

      That certain tract or parcel of land, with all buildings and improvements thereon, situated at the northwesterly corner of OaklawnAvenue and New London Turnpike in the City of Cranston, County ofProvidence and State of Rhode Island and bounded and described asfollows:

      Beginning at the intersection of the northwesterly line of said New London Turnpike and the easterly line of the Meshanticut Interchange (so-called); thence running northeasterly bounding southeasterly on said New London Turnpike one hundred eighty and 74/100 (180.74) feet to a Rhode Island Highway Bound at the beginning of a curve having a chord of 91.22 feet and an undetermined radius; thence running northeasterly and northerly in the arc of said curve and bounding southeasterly on said Turnpike and easterly on said Oaklawn Avenue about ninety five (95) feet, more or less to a Rhode Island Highway Bound at the end of said curve; thence running northerly bounding easterly on said Oaklawn Avenue one hundred eighty five and 75/100 (185.75) feet to a Rhode Island Highway Bound at a corner; thence turning an interior angle of 44(degree) 57' and running southwesterly bounding northwesterly on said Meshanticut Interchange two hundred sixty eight and 60/100 (268.60) feet, more or less, to a Rhode Island Highway Bound; thence turning an interior angle of 145(degree) 09' and running southerly bounding westerly on said Meshanticut Interchange one hundred fifty six and 20/100 (156.20) feet to a Rhode Island Highway Bound at the point of beginning. Said last course forming an interior angle of 50(degree) 11' 50" with said first course.

                                    PARCEL 2

      That certain tract or parcel of land together with all improvements thereon situated on the southwesterly side of Oaklawn Avenue, so-called, and on the southeasterly side of the Meshanticut Interchange so-called in the City of Cranston, County of Providence, State of Rhode Island and Providence Plantations and delineated as Parcel 'A' on Plat 2199 by the Rhode Island Department of Transportation Division of Public Works, together with all rights appurtenant to said land, said land being further described as follows:


FFCA No. 8001-3360
Store No. 2049
1171 New London Ave (Rt 5)
Cranston, RI

      Beginning at a point on the State Highway Line of Plat 840 as established by the former Rhode Island Department of Public Works, Division of Roads and Bridges, now the Rhode Island Department of Transportation, Division of Public Works and filed in the office of the City Clerk in Cranston, Rhode Island on September 11, 1951 and also established by Plat 840-C, said point also being located thirty-four and 23/100 (34.23) feet southwesterly of the westerly street line of Oaklawn Avenue (Route #5), thence southwesterly along the State Highway Line established by Plat 840-C bounded southeasterly by land now or formerly of Edward H. Enright, a distance of two hundred thirty-four and 36/100 (234.36) feet to a point, thence turning an interior angle of 214(degree) 50' 34" and proceeding in a southerly direction along said Highway Line bounded easterly by land now or formerly of the above-mentioned Enright, a distance of one hundred twenty-two and 30/100 (122.30) feet to a point in said Highway Line, said point also being located thirty-three and 91/100 (33.91) feet northerly of the northwesterly line of Reservoir Avenue, thence turning an interior angle of 48(degree) 38' 57" and proceeding in a northwesterly direction along a State Freeway Line established on Plat 840-C, bounded southwesterly by land now or formerly owned by the State of Rhode Island and Providence Plantations, a distance of sixty-seven and 68/100 (67.68) feet to a point on said Freeway Line, thence turning an interior angle of 113(degree) 36' 37" and proceeding northerly along said Freeway Line, a distance of thirty and 18/100 (30.18) feet to a point, thence turning an interior angle of 172(degree) 13' 10" and proceeding in a northerly direction along said Freeway Line, a distance of one hundred forty-five and 93/100 (145.93) feet to a point, the last two mentioned courses being bounded westerly by land now or formerly of the State of Rhode Island and Providence Plantations, thence turning an interior angle of 169(degree) 15' 34" and proceeding in a northeasterly direction along said Freeway Line, a distance of eighty-two and 32/100 (82.32) feet to a point, thence turning an interior angle of 179(degree) 17' 41" and proceeding northeasterly along said Freeway Line, a distance of fifty-eight and 82/100 (58.82) feet to a point, the last two mentioned courses being bounded northwesterly by land now or formerly of the State of Rhode Island and Providence Plantations, thence turning an interior angle of 92(degree) 36' 41" and proceeding in a southeasterly direction along said Freeway Line, bounded northeasterly by land now or formerly of the State of Rhode Island and Providence Plantations, a distance of eighteen and 70/100 (13.70) feet to a point, thence turning an interior angle of 24(degree) 17' 49" and proceeding northeasterly along said Freeway Line, bounded northwesterly by land now or formerly of the State of Rhode Island, a distance of fourteen and 74/100 (14.74) feet to the point and place of beginning, there forming an interior angle of 28(degree) 12' 57" with the first described course.

                                    PARCEL 3

      That certain tract or parcel of land together with all improvements thereon situated on the westerly side of Oaklawn Avenue and the easterly side of Meshanticut Interchange-Route 2 in the City of Cranston, County of Providence, State of Rhode Island and Providence Plantations and delineated as Area "A" on Plat 2481 by the Department of Transportation, Division of Public Works together with all the rights appurtenant to said land, said land being further described as follows:

8001-3360

      BEGINNING AT A RHODE ISLAND HIGHWAY BOUND SITUATED AT THE INTERSECTION OF THE NORTHERLY LINE OF NEW LONDON AVENUE AND THE EASTERLY LINE OF OAKLAWN AVENUE, SAID POINT BEING THE NORTHEASTERLY CORNER OF THE PROPERTY HEREIN DESCRIBED;

      THENCE RUNNING SOUTHERLY ALONG THE WESTERLY LINE OF OAKLAWN AVENUE FOR A DISTANCE OF 103.38 FEET TO A CORNER;

      THENCE TURNING AN INTERIOR ANGLE OF 119-42'-00" AND RUNNING WESTERLY ALONG THE SOUTHERLY HIGHWAY LINE OF NEW LONDON AVENUE FOR A DISTANCE OF 266.01 FEET TO A CORNER IN THE EASTERLY LINE OF MESHANTICUT INTERCHANGE-ROUTE 2;

      THENCE TURNING AN INTERIOR ANGLE OF 50-04'-02" AND RUNNING NORTHERLY ALONG THE EASTERLY LINE OF MESHANTICUT INTERCHANGE-ROUTE 2 FOR A DISTANCE OF 78.25 FEET TO A CORNER;

      THENCE TURNING AN INTERIOR ANGLE OF 129-55'-58" AND RUNNING EASTERLY ALONG THE NORTHERLY STREET LINE OF NEW LONDON AVENUE FOR A DISTANCE OF 180.74 FEET TO A POINT OF CURVATURE;

      THENCE RUNNING NORTHEASTERLY CURVING TO THE LEFT ALONG THE ARC OF A CIRCLE HAVING A RADIUS OF 145.00 FEET, A CENTRAL ANGLE OF 36-4l'-09" FOR AN ARC DISTANCE OF 92.84 FEET TO THE POINT AND PLACE OF BEGINNING.

      THE CHORD OF THE LAST DESCRIBED LINE FORMING AN INTERIOR ANGLE OF 41-14'-20" WITH THE FIRST DESCRIBED LINE.

8001-3360